                                     Warrant
                                     -------


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING WITH RESPECT TO THE DIRECT OR INDIRECT TRANSFER THEREOF, OF A SHAREHOLDERS AGREEMENT DATED AS OF JUNE 6, 2002. THE SHAREHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, SIGNIFICANT RESTRICTIONS ON TRANSFER OF THE SECURITIES OF THE ISSUER. A COPY OF THE SHAREHOLDERS AGREEMENT IS AVAILABLE UPON REQUEST FROM THE ISSUER.

                               TRIMAS CORPORATION

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. 001                                                           750,000 Shares

         FOR VALUE RECEIVED, TRIMAS CORPORATION (the "ISSUER"), a Delaware corporation, hereby certifies that Metaldyne Corporation or its registered assigns (the "HOLDER") is entitled, subject to the provisions of this Warrant (this "WARRANT"), to purchase from the Issuer, at any time or from time to time prior to the expiration date, as hereinafter defined, an aggregate of seven hundred fifty thousand (750,000) fully paid and nonassessable shares of Common Stock subject to adjustment as provided for herein at a purchase price per share equal to the Exercise Price. The number of Warrant Shares to be received upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as hereinafter set forth. This Warrant is issued as a dividend in connection with a Stock Purchase Agreement dated as of May 17, 2002 among, inter alia, the Issuer, Heartland Industrial Partners, L.P. and its affiliates (collectively, "Heartland") and Metaldyne Corporation (as amended from time to time, the "PURCHASE AGREEMENT").

         Section 1. Definitions. The following terms have the following meanings:

         "COMMON STOCK" means the authorized Common Stock, par value $0.01 per share, of the Issuer, and any stock into which such Common Stock may thereafter be converted or changed.

         "CURRENT MARKET PRICE" per share of Common Stock means on any record date the average of the current market value, determined as set forth below, of a share of Common Stock for the 20 trading days prior to the date in question.

         (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current market value shall be the last reported sale price of a share of Common Stock on such exchange on such trading day or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange; or

         (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last bid and asked prices for a share of common stock reported on such trading day (A) by the Nasdaq Stock Market or (B) if reports are unavailable under clause (A) above by the National Quotation Bureau Incorporated; or

         (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be such value as is determined in good faith by the Board of Directors of the Issuer, which determination shall be conclusive.

         "EXERCISE PRICE" means an amount equal to $0.01 per share of Common Stock, as adjusted from time to time according to the terms hereof.

         "EXPIRATION DATE" means the tenth (10th) anniversary of the Original Issue Date.

         "ORIGINAL ISSUE DATE" means June 6, 2002, the date on which this Warrant was issued by the Issuer pursuant to the Stock Purchase Agreement.

         "WARRANT SHARES" means the shares of Common Stock and any other securities or property issuable or deliverable upon exercise of this Warrant, as adjusted from time to time.

         Section 2. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, from and after the Original Issue Date and at any time before 5:00 P.M., New York time, on the Expiration Date, by presentation and surrender hereof to the Issuer at its principal office at the address set forth on the signature page hereof (or at such other address as the Issuer may hereafter notify the Holder in writing), or at the office of its stock transfer agent or warrant agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by proper payment of that portion of the Exercise Price represented by the number of shares of Common Stock specified in such Purchase Form for which the Warrant is being exercised. Such payment may be made, at the option of the Holder, by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times
(ii) the number of shares of Common Stock as to which this Warrant is being exercised. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver at the time of delivery of the certificate or certificates representing the Warrant Shares being issued a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Issuer of this Warrant and the Purchase Form annexed hereto, together with the applicable portion of the Exercise Price, at such office, in proper form for exercise during the Exercise Period, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Issuer shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Issuer shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. The Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of certificates representing Warrants or Warrant Shares in a name other than that of the Holder at the time of surrender for exercise, and, until the payment of such tax, shall not be required to issue such Warrant Shares.

         Section 3. Due Authorization; Reservation of Shares. (a) The Issuer represents and warrants that this Warrant has been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement of the Issuer and entitles the Holder hereof or its assignees to purchase Warrant Shares upon payment to the Issuer of the Exercise Price applicable to such shares. The Issuer hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Issuer from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise and paid for, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         (b) Assuming the veracity of the Holder's representations in Section 10(a) hereof, as applicable, the Issuer represents and warrants that the execution and delivery by it of this Warrant do not require any action by or in respect of the Issuer (other than those that have been taken) or filing with any governmental body, agency or official and do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation,
(ii) the certificate of incorporation or bylaws of the Issuer, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer.

         Section 4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Issuer shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price of such fractional share or may, at the Issuer's sole option, round up the number of shares to the nearest whole number.

         Section 5. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Issuer for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of Warrant Shares. Subject to all applicable provisions of the Shareholders Agreement dated as of June 6, 2002 by and among Trimas Corporation, Metaldyne Company LLC, the Heartland Entities Listed on the signature pages thereto and the other shareholders named therein or added as parties therein from time to time (the "Shareholders Agreement"), the Holder shall be entitled to assign its interest in this Warrant in whole or in part, without charge to the Holder hereof, to any person or persons. Upon surrender of this Warrant to the Issuer, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Issuer shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Issuer, together with a written notice specifying the names and denotations in which new Warrants are to be issued and signed by the Holder hereof. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer shall at its expense execute and deliver a new Warrant of like tenor and date.

         Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Issuer, either at law or equity, and the rights of the

Holder are limited to those expressed in this Warrant; provided, however, that the Holder shall be entitled to receive all Distribution Rights (as hereinafter defined) in respect of Common Stock as though this Warrant had been exercised.

         Section 7. Anti-dilution Provisions and Other Adjustments. The number of Warrant Shares issuable upon the exercise hereof and the Exercise Price therefor shall be subject to change or adjustment as follows:

         (a) Stock Dividends, Splits, Combinations, Reclassifications, etc. If the Issuer at any time (i) shall declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) shall subdivide shares of its Common Stock into a greater number of shares, (iii) shall combine or have combined its outstanding Common Stock into a smaller number of shares or (iv) shall issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Issuer is the continuing corporation) other securities of the Issuer, the Holder shall be entitled to purchase the aggregate number and kind of shares of capital stock and other securities which, if the Warrant had been exercised immediately prior to such event, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. In such cases the Exercise Price shall be adjusted equitably. Such adjustment, shall be made successively whenever any event listed above shall occur.

         (b) Stock Other Than Common Stock. In the event that at any time, as a result of an adjustment made pursuant to subsection (a) of this Section 7, the Holder shall become entitled to receive any shares of the capital stock of the Issuer other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 7, and the provisions of this Warrant with respect to the Common Stock shall apply on like terms to any such other shares.

         (c) Common Stock Defined. Whenever reference is made in this Section 7 to the issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Issuer hereafter authorized which shall not be limited to a fixed or determinable amount in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Issuer. However, subject to the provisions of Section 9 hereof, shares issuable upon exercise hereof shall include only Warrant Shares as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 9 hereof.

         (d) Other The following provisions shall be applicable to the making of adjustments provided above:

               (i) The adjustments required by the preceding paragraphs of this
         Section 7 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (ii) In computing adjustments under this Section 7, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

               (iii) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any item described in Sections 7(a) through 7(c) hereof, but abandon its plan to pay or deliver such item, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         Section 8. Officers' Certificate. Whenever the number of Warrant Shares purchasable hereunder shall be adjusted as required by the provisions of Section 7, the Issuer at its expense shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate showing the adjusted number of Warrant Shares purchasable hereunder and Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Issuer and by the secretary or any assistant secretary of the Issuer. Absent manifest error, the officers' certificate shall be conclusive evidence that the adjustment is correct. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder and the Issuer shall, forthwith after each such adjustment, mail a copy, by certified mail, of such certificate to the Holder or any such Holder.

         Section 9. Reclassification, Reorganization, Consolidation or Merger.
(a) In case of any Reorganization Transaction (as hereinafter defined), the Issuer shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and highest amount of shares of stock and other securities and property receivable upon such Reorganization Transaction by a holder of the number of shares of Common Stock that would have been received upon exercise of this Warrant immediately prior to such Reorganization Transaction. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive Reorganization Transactions. For purposes of this
Section 9, "Reorganization Transaction" shall mean (excluding any transaction covered by Section 7) any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Issuer (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Issuer with or into another corporation (other than a merger with a subsidiary in which merger the Issuer is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or any sale, lease, transfer or conveyance to another corporation of all or substantially all of the assets of the Issuer.

         (b) Notwithstanding anything contained in this Warrant to the contrary, the Issuer shall not effect any Reorganization Transaction unless, in connection with the consummation thereof, each Person (other than the Issuer) which may be required to deliver any stock, securities or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the Holder, (a) the obligations of the Issuer under this Warrant, (b) the obligations of the Issuer under the Shareholders Agreement and (c) the obligation to deliver to the Holder such shares of stock, securities or property as, in accordance with the foregoing provisions of this Section 9, the Holder may be entitled to receive.

         Section 10. Transfer Restrictions. (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Issuer. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING WITH RESPECT TO THE DIRECT OR INDIRECT TRANSFER THEREOF, OF A SHAREHOLDERS AGREEMENT DATED AS OF JUNE 6, 2002. THE SHAREHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, SIGNIFICANT RESTRICTIONS ON TRANSFER OF THE SECURITIES OF THE ISSUER. A COPY OF THE SHAREHOLDERS AGREEMENT IS AVAILABLE UPON REQUEST FROM THE ISSUER."

         Said legend shall be removed by the Issuer, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

         (b) Disposition of Warrant or Warrant Shares. With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Warrant Shares, the Holder hereof agrees to comply with all of the applicable provisions of the Shareholders Agreement. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule
144) shall bear a legend as to the applicable Securities law restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for Holder, such legend is not required in order to ensure compliance with such laws.

The Issuer may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         Section 11. Dilution Fee. (a) In the event that any dividends are declared or paid or any other distribution is made on or with respect to the Common Stock, the Holder of this Warrant as of the record date established by the Board of Directors of the Issuer for such dividend or distribution on the Common Stock shall be entitled to receive a fee (the "Dilution Fee") in an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends or distribution that such Holder would have received had the Warrant been exercised as of the date immediately prior to the record date for such dividend or distribution, such Dilution Fee to be payable on the same payment date established by the Board of Directors of the Issuer for the payment of such dividend or distribution; provided, however, that if the Issuer declares and pays a dividend or distribution on the Common Stock consisting in whole or in part of Common Stock, then no such Dilution Fee shall be payable in respect of this Warrant on account of the portion of such dividend or distribution on the Common Stock payable in Common Stock and in lieu thereof the adjustment in Section 7 hereof shall apply. The record date for any such Dilution Fee shall be the record date for the applicable dividend or distribution on the Common Stock, and any such Dilution Fee shall be payable to the Persons in whose name this Warrant is registered at the close of business on the applicable record date.

         (b) No dividend shall be paid or declared on any share of Common Stock (other than dividends payable in Common Stock for which an adjustment was made pursuant to Section 4 hereof), unless the Dilution Fee, payable in the same consideration and manner, is simultaneously paid or provided for, as the case may be, in respect of this Warrant in an amount determined as set forth above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company, out of funds of the Company legally available therefor, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings other than liquidation.

         (c) Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as the Dilution Fee in respect of this Warrant.

         Section 12. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of

Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

         Section 13. Taxes. For all tax purposes, the Issuer and Holder shall treat this Warrant as the shares of Common Stock issuable upon exercise of this Warrant and not as an instrument separate therefrom.

         Section 14. No Impairment; Regulatory Compliance and Cooperation. The Issuer shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Issuer shall take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Issuer to perform its obligations under this Warrant.

         Section 15. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Issuer and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of Warrant Shares issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

         Section 16. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         IN WITNESS WHEREOF, the Issuer has duly caused this Warrant to be executed by and attested by one of its duly authorized officers and to be dated as of June 6, 2002.


                                             TRIMAS CORPORATION


                                     By: /s/ Grant Beard
                                         ----------------------------------
                                         Name:  Grant H. Beard
                                         Title:  CEO/President

                                         Address:  39400 Woodward Ave.,
                                                   Suite 130
                                                   Bloomfield Hills, MI 48304

                                  PURCHASE FORM


Dated _________, __

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ shares of Common Stock and hereby makes payment of _____ in payment of the exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name
    ----------------------------------------------------------------------------
                   (please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------

Signature
         -----------------------------------------------------------------------

                                 ASSIGNMENT FORM


 FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name
    ----------------------------------------------------------------------------
                   (please typewrite or print in block letters)

Address
       -------------------------------------------------------------------------

its right to purchase _____ shares of
Common Stock represented by this
Warrant and does hereby irrevocably
constitute and appoint ___________
Attorney, to transfer the same on the
books of the Issuer, with full power of
substitution in the premises.

Date _______, ____

Signature ________________________